Vessels, net	12 Months Ended
Dec. 31, 2019
Vessels, net [Abstract]
Vessels, net
5.	Vessels, net:

The amounts in the accompanying consolidated balance sheets are analyzed as follows:

	Vessel Cost	Accumulated depreciation	Net Book Value
Balance September 30, 2017	$7,549,281	$(182,346)	$7,366,935
—Yearly depreciation	—	(296,531)	(296,531)
Balance September 30, 2018	$7,549,281	$(478,877)	$7,070,404
—Period depreciation	—	(75,054)	(75,054)
Balance December 31, 2018	$7,549,281	$(553,931)	$6,995,350
— Addition to fleet vessels	17,260,780	—	17,260,780
—Yearly depreciation	—	(556,101)	(556,101)
Balance December 31, 2019	$24,810,061	$(1,110,032)	$23,700,029

Vessel Acquisitions:

Acquisition of the M/V Magic Sun

On July 25, 2019, the Company entered into an agreement with an unaffiliated third party for the purchase of one second hand vessel, the Magic Sun, for gross cash consideration of $6.7 million. The Company took delivery of the Magic Sun on September 5, 2019. The Magic Sun acquisition was financed using a portion of Castor's then existing cash and the proceeds drawn under the $5.0 Million Term Loan Facility.

Acquisition of the M/V Magic Moon

On October 14, 2019, the Company entered into a purchase agreement with an entity in which an immediate family member of Petros Panagiotidis had a minority interest, for the acquisition of a 2005 Japan built Panamax dry bulk carrier at a gross purchase price of $10.2 million. On October 20, 2019, the Company took delivery of the Magic Moon. The Magic Moon acquisition was financed using a combination of cash on hand, the net proceeds raised under the Company's ATM Program, discussed in Note 7 below, and the proceeds from the $7.5 Million Bridge Loan.

As of December 31, 2019, the Magic P and the Magic Moon with an aggregate carrying value of $16,856,562 were first priority mortgaged as collateral to secure the $11.0 Million Alpha Bank Financing further discussed in Note 6.